Commitments, contingencies and guarantees	12 Months Ended
Dec. 31, 2012
Commitments, contingencies and guarantees/Legal contingencies [Abstract]
Commitments, contingencies and guarantees

16. Commitments, contingencies and guarantees

We have various contractual obligations, some of which are required to be recorded as liabilities in our consolidated financial statements, including long- and short-term debt. Other contractual obligations, namely operating lease commitments, purchase obligations and guarantees, are generally not required to be recognized as liabilities on our balance sheet but are required to be disclosed.

Our contractual obligations as of December 31, 2012 can be summarized as follows:

Payments due by period (in thousands)	Total EUR	1 year EUR	2 year EUR	3 year EUR	4 year EUR	5 year EUR	After 5 years EUR

Long-Term Debt Obligations, including interest expense [1]	831,194	39,801	39,726	39,726	39,726	639,726	32,489
Operating Lease Obligations	98,827	32,195	22,267	17,192	13,465	5,265	8,443
Purchase Obligations	1,643,955	1,557,021	84,012	2,876	32	14	-
Unrecognized Tax Benefits, including interest expense	59,967	2,964	4,209	-	-	16,957	35,837

Total Contractual Obligations	2,633,943	1,631,981	150,214	59,794	53,223	661,962	76,769

1	See Note 14 for the amounts excluding interest expenses.

Long-term debt obligations mainly relate to interest payments and the principal amount of the Eurobond. See Note 14.

Operating lease obligations include leases of equipment and facilities. Lease payments recognized as an expense were EUR 41.6 million, EUR 40.6 million and EUR 37.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Several operating leases for our buildings contain purchase options, exercisable at the end of the lease, and in some cases, during the term of the lease. The amounts to be paid if ASML would exercise these purchase options at the end of the lease as of December 31, 2012 can be summarized as follows:

Purchase options due by period (in thousands)	Total EUR	1 year EUR	2 year EUR	3 year EUR	4 year EUR	5 year EUR	After 5 years EUR

Purchase options	22,982	-	8,999	-	13,983	-	-

Purchase obligations include purchase commitments with suppliers in the ordinary course of business. ASML expects that it will honor these purchase obligations to fulfill future sales, in line with the timing of those future sales. The general terms and conditions of the agreements relating to the major part of our purchase commitments as of December 31, 2012 contain clauses that enables us to delay or cancel delivery of ordered goods and services up to the dates specified in the corresponding purchase contracts. These terms and conditions that we have agreed with our supply chain partners gives us additional flexibility to adapt our purchase obligations to our requirements in light of the inherent cyclicality of the semiconductor equipment industry in which we operate. We establish a provision for cancellation fees when it is probable that the liability has been incurred and the amount of cancellation fees is reasonably estimable.